UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

Naturade, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-71606-A	23-2442709
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2099 S. College Blvd., Suite 210, Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 860-7600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 8 - Other Events Matters Related to Accountants and Financial Statements

Item 8.01 Other Events.

On January 15, 2008, Financial Industry Regulatory Authority cleared Spartan Securities Group, Ltd.’s (“Spartan”) request for an upriced quotation on the OTC Bulletin Board and Pink Sheets for Naturade, Inc.’s (the “Company”) common stock. The Company is now listed on the OTC Bulletin Board under the trading symbol “NRDCQ.OB”.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc. (Registrant)
Date: January 18, 2008
	By:	/s/ Adam Michelin
Adam Michelin,
Chief Executive Officer